                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


/s/ F. Duane Ackerman                   February 27, 2006
-------------------------------------   -----------------------------------
F. Duane Ackerman                       Date
Chairman of the Board, Chief
Executive Officer and Director
(Principal Executive Officer)


/s/ W. Patrick Shannon                  February 27, 2006
-------------------------------------   -----------------------------------
W. Patrick Shannon                      Date
Chief Financial Officer
(Principal Financial Officer)


/s/ Raymond E. Winborne, Jr.            February 27, 2006
-------------------------------------   -----------------------------------
Raymond E. Winborne, Jr.                Date
Controller

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Reuben V. Anderson                  February 27, 2006
-------------------------------------   -----------------------------------
Reuben V. Anderson                      Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ James H. Blanchard                  February 27, 2006
-------------------------------------   ---------------------------------
James H. Blanchard                      Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ J. Hyatt Brown                      February 27, 2006
-------------------------------------   -----------------------------------
J. Hyatt Brown                          Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Armando M. Codina                   February 21, 2006
-------------------------------------   ------------------------
Armando M. Codina                       Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Mark L. Feidler                     February 27, 2006
-------------------------------------   ------------------------
Mark L. Feidler                         Date
President, Chief Operating Officer
and Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Kathleen F. Feldstein               February 27, 2006
-------------------------------------   ------------------------
Kathleen F. Feldstein                   Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ James P. Kelly                      February 27, 2006
-------------------------------------   ------------------------
James P. Kelly                          Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Leo F. Mullin                       February 27, 2006
-------------------------------------   ------------------------
Leo F. Mullin                           Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Robin B. Smith                      February 27, 2006
-------------------------------------   ------------------------
Robin B. Smith                          Date
Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, W. Patrick Shannon, Raymond E. Winborne, Jr. and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ William S. Stavropoulos             February 27, 2006
-------------------------------------   ------------------------
William S. Stavropoulos                 Date
Director